THE ADVISORS’ INNER CIRCLE FUND III

FS Chiron Capital Allocation Fund (the “Fund”)

Supplement dated November 15, 2022

to the Fund’s Summary Prospectus and Prospectus, each dated

March 1, 2022, as supplemented

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus, and should be read in conjunction with the Summary Prospectus and Prospectus.

The Fund may participate in “to-be-announced” transactions (“TBA Transactions”) and/or obtain investment exposure to the TBA Transactions market by using derivative instruments (e.g., swaps) currently described in the Fund’s Summary Prospectus and Prospectus. Accordingly, effective immediately, the Fund’s Summary Prospectus and Prospectus are hereby amended and supplemented as follows:

1. The following disclosure is added immediately after “mortgage- and asset-backed securities” in the first sentence of the subparagraph titled “Debt Investments” in (i) the “Principal Investment Strategies” section of the Summary Prospectus and Prospectus; and (ii) the “More Information About the Funds’ Investment Objectives and Principal Investment Strategies – Principal Investment Strategies – FS Chiron Capital Allocation Fund” section of the Prospectus:

“to-be-announced” transactions (“TBA Transactions”)

2. The following disclosure is added to the “Mortgage-Backed Securities Risk” disclosure in: (i) the “Principal Risks” section of the Summary Prospectus and Prospectus; and (ii) the “More Information about Principal Risks” section of the Prospectus:

TBA Transactions involve the additional risk that the value of the mortgage-backed securities to be purchased declines prior to settlement date or the counterparty does not deliver the securities as promised.

Please retain this supplement for future reference.

CHI-SK-030-0100

THE ADVISORS’ INNER CIRCLE FUND III

FS Chiron Capital Allocation Fund

(the “Fund”)

Supplement dated November 15, 2022

to the Fund’s Statement of Additional Information, dated

March 1, 2022, as supplemented

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information, and should be read in conjunction with the Statement of Additional Information.

The Fund may participate in “to-be-announced” transactions (“TBA Transactions”). Accordingly, effective immediately, the Fund’s Statement of Additional Information is hereby amended and supplemented as follows:

1. The following disclosure is added to the first paragraph of the “Mortgage-Backed Securities” disclosure in the “Description of Permitted Investments” section:

The Funds may buy certain mortgage-backed securities, such as pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae, using a “to-be-announced” (“TBA”) transaction.

2. The following disclosure is added to the “Description of Permitted Investments” section:

Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

Most transactions in mortgage pass-through securities occur through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. A Fund may use TBA transactions in several ways. For example, a Fund may enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” a Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, a Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.

Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, a Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. The Funds’ use of “TBA rolls” may cause a Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than other funds.

Please retain this supplement for future reference.

CHI-SK-031-0100

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